LIMITED LIABILITY COMPANY AGREEMENT

                        OF HORIZON VISION CENTERS, L.L.C.
     Organized under the Delaware Limited Liability Company Act (the "Act").

                                   ARTICLE I.

                                NAME AND LOCATION

     Section 1.1. Name. The name of this limited liability company is Horizon Vision Centers, L.L.C. (the "Company").

         Section 1.2. Members. The members of the Company upon the execution of this Limited Liability Company Agreement (this "Agreement") shall be Prime RVC, Inc., a Delaware corporation ("Prime"), and those certain persons, other than Prime, listed on Exhibit A attached hereto ("Other Members"). For purposes of this Agreement, the "Members" shall include such named members and any new members admitted pursuant to the terms of this Agreement, but does not include any person or entity who has ceased to be a member in the Company.

     Section 1.3. Principal Office. The principal office of the Company shall be located in 1301 Capital of Texas Hwy., Suite C-300, Austin, Texas 78746-6550, or such other location as may be selected by the Members.

     Section 1.4. Registered Agent and Address. The name of the registered agent and the address of the registered office of the Company as set forth in the Certificate of Formation of the Company are:

                          The Corporation Trust Company
                          1209 Orange Street
                          Wilmington, Delaware 19801

     Section 1.5. Other Offices. Other offices and other facilities for the transaction of business shall be located at such places as the Managers may from time to time determine.


                                   ARTICLE II.

                                   MEMBERSHIP

     Section 2.1. Members' Interests. The "Membership Interest" of each Member is set forth on Exhibit A.

         Section 2.2. Admission to Membership. The admission of new Members shall be only by the vote of the Managers pursuant to Section 8.9 hereof. If new Members are admitted, this Agreement shall be amended to reflect each Member's revised Membership Interest.

     Section 2.3. Property Rights. No Member shall have any right, title, or interest in any of the property or assets of the Company.

         Section 2.4. Liability of Members. No Member of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment decree, or order of court except or expressly provided otherwise in an agreement between the Member and the Company or another party.

         Section 2.5. Transferability of Membership. Except as expressly provided in this Agreement, Membership Interests in the Company are transferable only with the unanimous written consent of all Members. If such unanimous written consent is not obtained when required, the transferee shall be entitled to receive only the share of profits or other compensation by way of income and the return of contributions and distributions of available earnings to which the transferor Member otherwise would be entitled. Notwithstanding the foregoing,
(i) the Membership Interests of any Member may be freely transferred, without consent, to any entity that is then owned or controlled, directly or indirectly, by Prime Medical Services, Inc., a Delaware corporation ("PMSI") or its successor in interest, (ii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, to secure any debt, liability or obligation owed to Prime by the Company, any Member or any entity affiliated with the Company, (iii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, in favor of the Lender(s) under, or by the Lender(s) as a result of the enforcement of any security interest arising pursuant to, those certain Credit Facilities (the "Credit Facilities") of PMSI, and/or any of PMSI's subsidiaries, and (iv) the pledge by Other Members of its right to receive distributions from the Company in respect of its Membership Interest shall not be deemed to violate any provision of this Agreement.

     Section 2.6 Special Options to Sell or Acquire Remaining Membership Interests.

                  (a) Prohibition on Sale. Other than those permitted transfers specifically set forth in Section 2.5, each Other Member agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its Membership Interests, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 2.7, or except pursuant to those certain Assignment and Security Agreements by and between Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("BDR") or one of its affiliates and each Other Member (the "Security Agreement"). Any purported transfer in violation of this Section or Section 2.7 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Each Other Member agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 2.7 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if such Other Member is David P. Bates III and Jane A. Bates (collectively, "Bates"), or is a physician and only as defined below), cessation of employment with the Company (only if such Other Member is Bates), bankruptcy, insolvency, disability (only if such Other Member is Bates, or is a physician and only as defined below) or incompetency of an Other Member, (ii) any other involuntary transfer of any Membership Interest of the Company now or hereafter owned by an Other Member, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of an Other Member, but excluding any transfers governed by Section 2.7), (iii) relocation of an Other Member's primary residence (other than that of Bates) outside of a two hundred (200) mile radius of the center or facility at which such Other Member primarily renders services, or (iv) if such Other Member is a physician or other practicing licensed professional, the performance by an Other Member, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by such Other Member on the date of this Agreement; such Other Member's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or such Other Member, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or such Other Member shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or relocation of primary residence or practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of such Other Member's Membership Interests, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to the Company. The Company may, in its sole discretion, offer all or a portion of such Membership Interests to the Other Members (other than the selling Other Member), on a pro rata basis in relation to each eligible Other Member's percentage ownership of the Company, but any agreement by the eligible Other Members to purchase all or a portion of such Membership Interests shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such Membership Interests to the Other Members (other than the selling Other Member), and the eligible Other Members have not committed to purchase all of such Membership Interests within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining Membership Interests to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement,
(x) "disability" shall apply only if the Other Member is a physician and shall mean any condition which in the reasonable judgment of Prime, would impair such Other Member's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if such Other Member is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 2.6(b) arises and the Representative or Other Member, as the case may be, fails to make the election described in Section 2.6(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of such Other Member's Membership Interests, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to such other Member's Representative or such Other Member, as the case may be. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or all or part of the Membership Interests acquired pursuant to an exercise of its purchase right granted under this subsection) to the Company or any of the physician Members of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of Membership Interests pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the Membership Interests being transferred. If the Other Member or its Representative does not agree with the value determined by the appraiser of Prime, such Other Member or its Representative may, at its own expense, select its own appraiser to value the Membership Interests being transferred. If the two appraisers cannot agree on the value of the Membership Interests being transferred, the two appraisers shall mutually select a third appraiser to value the Membership Interests being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by such Other Member.

                  (e) The closing of any purchase and sale of Membership Interests pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and the selling Other Member, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 2.6(b) or Section 2.6(c). At such closing, the selling Other Member shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such Membership Interests, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the applicable Security Agreement.

         Section 2.7       Right of First Refusal.
                           ----------------------

                  (a) If there is no option outstanding under Section 2.6 to sell or buy all or any portion of the Membership Interest held by a Selling Other Member (as hereinafter defined) (except in connection with a sale by a physician of all of his or her practice upon retirement), and any Other Member intends to voluntarily transfer any portion of its Membership Interests to any person or entity other than Prime (a "Selling Other Member"), then the Selling Other Member shall give written notice to Prime stating (i) the intention to transfer such Membership Interests, (ii) the amount of Membership Interests to be transferred, (iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the Membership Interests owned by the Selling Other Member, at the per unit price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to the Selling Other Member. If Prime elects not to purchase all or any portion of such Membership Interests prior to the expiration of said sixty (60) day period, the Selling Other Member shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such Membership Interests not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Each Other Member and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by the Selling Other Member is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of Membership Interests pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and the Selling Other Member, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 2.7(b). At such closing, the Selling Other Member shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such Membership Interests, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         Section 2.8 Legend. Any certificate or document representing a Member's ownership of any Membership Interests, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

THE INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

IN ADDITION, INTERSTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, AND IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, A COMPLETE AND CORRECT COPY OF EACH OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         Section 2.9. Withdrawal of Members. A Member may not withdraw from the Company except on the unanimous consent of the remaining Members. The terms of the Members withdrawal shall be determined by agreement between the remaining Members and the withdrawing Member.

                                  ARTICLE III.

                                MEMBERS' MEETINGS

         Section 3.1. Time and Place of Meeting. All meetings of the Members shall be held at such time and at such place within or without the State of Delaware as shall be determined by the Managers.

         Section 3.2. Annual Meetings. In the absence of an earlier meeting at such time and place as the Managers shall specify, annual meetings of the Members shall be held at the principal office of the Company during the fifth or sixth month following the conclusion of the Company's fiscal year on such a date which is not a legal holiday or weekend, and at such time as shall be designated by the Managers, and if not designated by the Managers, then as designated by the President, at which meeting the Members may transact such business as may properly be brought before the meeting.

         Section 3.3. Special Meetings. Special meetings of the Members may be called at any time by any Member. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting which may provide, however, for the transaction of other matters as may be properly brought before the special meeting.

         Section 3.4. Notice. Written or printed notice stating the place, day and hour of any Members' meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered three (3) days after it is deposited in the United States mail, postage prepaid, to the Member at such Member's address as it appears on the records of the Company at the time of mailing.

         Section 3.5. Quorum. Members present in person or represented by proxy, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When any adjourned meeting is reconvened and a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Except with respect to the matters listed below which require the approval by at least eighty percent (80%) of the total votes, the Members present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the votes required to constitute a quorum.

         Section  3.6.  Voting.  Members  shall  only  be  required  to  vote in instances or with respect to matters where member voting is required by applicable law or to the extent expressly contemplated in this Agreement. With respect to any act or transaction that requires a vote by the Members under applicable law, the affirmative vote or written consent of not less than three
(3) of the Managers shall also be required in order to approve the act or transaction, in each instance. Subject to the foregoing, when a quorum is present at any meeting, the vote of the Members, whether present or represented by proxy at such meeting, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall be the act of the Members, unless the vote of a different number is required by the Act, the Certificate of Formation or this Limited Liability Company Agreement. Each Member shall be entitled to one vote for each percentage point represented by their Membership Interest. Fractional percentage point interests shall be entitled to a corresponding fractional vote.

         Notwithstanding the foregoing, the following acts and transactions shall require the affirmative vote of not less than eighty percent (80%) of the total votes of the Members, represented in person or by proxy:

                  (a) Unless pursuant to any contractual agreement to which the Company is a party on the date of adoption of this Agreement, any issuance of any Membership Interest of the Company (or rights to acquire Membership Interest, through conversion, exchange, exercise of options or otherwise);

     (b) Unless pursuant to any contractual agreement to which the Company is a party on the date of this Agreement, any redemption of any Membership Interest by the Company;

     (c) The sale of all or substantially all of the assets of the Company;

                  (d)      Any merger or reorganization of or by the Company;

                  (e)      Liquidation or dissolution of the Company; and

     (f) Any amendment to this Agreement or the Company's Certificate of Formation.

         Section 3.7. Proxy. Every proxy must be executed in writing by the Member or by his duly authorized attorney-in-fact, and shall be filed with the Secretary of the Company prior to or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

         Section 3.8. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Members entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Members.

         Section 3.9. Meetings by Conference Telephone. Members may participate in and hold meetings of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV.

                        MEMBERSHIP CAPITAL CONTRIBUTIONS

         Section 4.1. Capital Contributions. Capital Accounts shall be maintained in accordance with Treasury Regulations 1.704-1(b) and -2 and shall be interpreted and applied in a manner consistent therewith. The Managers shall have the power to amend this Agreement as may be reasonably necessary to comply with such regulations. Except for each Member's initial capital contribution made in connection with the formation of the Company, no capital contributions shall be required of any Member without the approval of all the Members to raise additional capital, and only then proportionately as to each Member.

         Section 4.2. Deficit Capital Account Balances. Upon liquidation of the Company, no Member with a deficit balance in his Capital Account shall have any obligation to restore such deficit balance, or to make any contribution to the capital of the Company.

         Section 4.3. Tax Matters Partner. The Members shall designate one Member by majority vote to act as the tax matters partner (the "TMP") of the Company (as defined in the Code), and the TMP is hereby authorized and required to represent the Company, or designate another person or firm to represent the Company, (in each case, at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The initial TMP shall be Prime RVC, Inc.. The Members agree to cooperate with the TMP and its designee, if any, and to do or refrain from doing any or all things reasonably required by the TMP or its designee, if any, to conduct such proceedings. The Company will reimburse the TMP and any such designee for all expenses incurred in connection with its duties as TMP and any costs associated with any administrative or judicial proceeding with respect to the tax liabilities of the Members.

                                   ARTICLE V.

                             DISTRIBUTION TO MEMBERS

         Section 5.1 Distributions. At the end of each calendar quarter, subject only to the qualifications and limitations set forth below, the Company shall distribute its available excess earnings to its members, to be divided among them in accordance with their Membership Interests. Distributions in kind shall be made on the basis of agreed value as determined by the Members. Notwithstanding the foregoing, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to the Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company assets; except that the fair value of property that is subject to liability for which recourse of creditors is limited, shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability.

         Section 5.2 Right of Set Off. Each of the Other Members and the Company each agrees that Prime shall have rights of offset against distributions to an Other Member in respect of any Membership Interests or any other ownership interest such Other Member may have in the Company, for any and all debts, obligations or liabilities that such Other Member may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under such Other Member's or the Company's indemnity obligations under those certain Stock Purchase Agreements by and between each Other Member, BDR, and Horizon Vision Centers, Inc., a Delaware corporation (each, a "Stock Purchase Agreement") or any Transaction Document (as defined in the applicable Stock Purchase Agreement). Each Other Member hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

                                   ARTICLE VI.

              ALLOCATION OF NET PROFITS AND LOSSES FOR TAX PURPOSES

         For accounting and income tax purposes, all items of income, gain, loss, deduction, and credit of the Company for any taxable year shall be allocated among the Members in accordance with their respective Membership Interests, except as agreed by the Members or as may be otherwise required by the Internal Revenue Code of 1986, as amended.

                                  ARTICLE VII.

                           DISSOLUTION AND WINDING UP

     Section 7.1. Dissolution. Notwithstanding any provision of the Act, the Company shall be dissolved only upon the first of the following to occur:

     (a) Forty (40) years from the date of filing the Certificate of Formation of the Company;

     (b) Written consent of all the then current Members to dissolution;

                  (c) The bankruptcy of a Member, unless there is at least one remaining Member and such Member or, if more than one remaining Member, all remaining Members agree to continue the Company and its business; or

     (d) The sale of all or substantially all of the assets of the Company.

         Section 7.2.  Winding Up.  Unless the Company is continued  pursuant to
Section 7.1(c) of this Article VII., in the event of dissolution of the Company, the Managers (excluding any Manager(s) holding office pursuant to designation by a Member subject to bankruptcy proceedings) shall wind up the Company's affairs as soon as reasonably practicable. On the winding up of the Company, the Managers shall pay and/or transfer the assets of the Company in the following order:

     (a) In discharging liabilities (including loans from Members) and the expenses of concluding the Company's affairs; and

     (b) The balance, if any, shall be divided between the Members in accordance with the Members' Membership Interests.

                                  ARTICLE VIII.

                                    MANAGERS

     Section 8.1. Selection of Managers. Management of the Company shall be vested in the Managers. Initially, the Company shall have five (5) Managers, being Kenneth S. Shifrin ("Shifrin"), Brad A. Hummel ("Hummel"), Teena Belcik ("Belcik"), Mark R. Mandel, M.D. ("Mandel"), and Stephen G. Turner, M.D. ("Turner"). A Manager shall serve as a Manager until his or her resignation or removal pursuant to Section 8.2 or 8.3. Managers need not be residents of the State of Delaware or Members of the Company.

         Section 8.2. Resignations. Each Manager shall have the right to resign at any time upon written notice of such resignation to the Members. Unless otherwise specified in such written notice, the resignation shall take effect upon the receipt thereof, and acceptance of such resignation shall not be necessary to make same effective.

         Section 8.3 Voting Agreement. Each of the parties hereto agrees that it will vote all of the Membership Interests owned by it in accordance with the terms of this Section 8.3. Any additional Membership Interests or other ownership interests of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any interest split, dividend, increase in capitalization, recapitalization, merger, consolidation, exchange, reorganization, or other transaction, shall be subject to the terms of this Section (all such Membership Interests presently held or controlled, together with such additional interests, the "Subject Interests"). At each election of Managers of the Company, the parties and any transferee or assignee of any Subject Interests from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Interests as necessary to elect five (5) persons, designated in accordance with the procedures below, as Managers of the Company. Three (3) of the Managers (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) Managers (the "Other Member Designees") shall be jointly designated in writing by the Other Members holding a majority of the aggregate Membership Interests held by all Other Members. Shifrin, Hummel and Belcik shall be the initial Prime Designees; Mandel and Turner shall be the initial Other Member Designees. For purposes of this Section, the Prime Designees and the Other Member Designees are sometimes referred to individually as a "Designated Manager" and collectively as "Designated Managers." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below,
(i) vote their Subject Interests and use their best efforts in any event to ensure that the number of Managers which shall constitute all of the Managers of the Company shall remain at five (5), (ii) vote their Subject Interests in favor of the removal of a Designated Manager if Prime or a majority in interest of the Other Members (whichever designated the respective Manager) instruct in writing that such Designated Manager shall be removed from office and (iii) upon any removal of a Designated Manager pursuant to (ii) above, vote their Subject Interests in favor of the election of a replacement Manager designated in writing by Prime or a majority in interest of the Other Members (whichever designated the respective Manager). None of the parties to this Agreement shall approve or authorize the removal of any Designated Manager unless Prime or a majority in interest of the Other Members (whichever designated the respective Manager) shall have authorized in writing such Designated Manager's removal. To the extent that any party or parties entitled to designate a Manager pursuant to this Section fail to designate a replacement Designated Manager under this Section, the position vacated shall remain vacant until such time as a new Manager is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more Manager pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the Members of the Company in accordance with this Agreement, which consent elects or removes the Manager(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special Members meeting at which Manager(s) are to be elected or removed, vote in favor of the election or removal of the Manager(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the total number of Managers at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the Members of the Company in accordance with this Agreement or (ii) at any annual or special Members meeting, vote in favor of such motions; which consents or motions propose to fix the total number of Manager at five (5).

                  Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending this Agreement), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this Section
8.3 are given full effect.

         Section 8.4. General Powers. The business of the Company shall be managed by its Managers, which may, by the vote or written consent in accordance with this Agreement, exercise any and all powers of the Company and do any and all such lawful acts and things as are not by the Act, the Certificate of Formation or this Limited Liability Company Agreement directed or required to be exercised or done by the Members, including, but not limited to, contracting for or incurring on behalf of the Company debts, liabilities and other obligations, without the consent of any other person, except as otherwise provided herein.

     Section 8.5. Place of Meetings. The Managers of the Company may hold their meetings, both regular and special, either within or without the State of Delaware.

         Section 8.6. Annual Meetings. The annual meeting of the Managers shall be held without further notice immediately following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Managers that such time or place shall be changed.

         Section 8.7. Regular Meetings. Regular meetings of the Managers may be held upon at least ten (10) days notice, but no more frequently than once each month, at such time and place as shall from time to time be determined by the Managers. No regular meeting or any action taken thereat shall be held void or invalid if such notice is not given to any Manager that (i) was in attendance at a meeting of the Managers which fixed the time, date and place of such regular meeting of the Managers; or (ii) waives notice of the regular meeting; or (iii) attends the regular meeting in person or by telephone conference call; or (iv) executes a consent to action taken at the meeting after having received the minutes of such regular meeting.

     Section 8.8. Special Meetings. Special meetings of the Managers may be called by any Manager on seven (7) days notice to each Manager, with such notice to be given personally, by mail or by telecopy, telegraph or mailgram.

         Section 8.9. Quorum and Voting. At all meetings of the Managers the presence of at least a majority of the number of Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Managers, except as may be otherwise specifically provided by the Act, the Certificate of Formation or this Agreement. If a quorum shall not be present at any meeting of Managers, the Managers present there may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

         Section 8.10. Committees. The Managers may, by resolution passed by eighty percent (80%) of the Managers, designate committees, each committee to consist of two or more Managers (at least one of which must be a Manager designee of Prime and one of which must be a Manager designee of Other Members), which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Managers and shall keep regular minutes of their proceedings and report the same to the Managers when required.

         8.11     Expenses and Compensation.
                  -------------------------

         (a) The Managers shall be allowed and paid all reasonable and necessary expenses incurred in attending any meeting of the Managers. In determining whether specific items of expense are reasonable in amount, the Managers may from time to time establish policies as the type of airline travel and hotel accommodations for which reimbursement of expenses will be paid by the Company.

         (b) The Managers may fix the compensation of Managers for services to the Company as Managers, as members of a committee, or in any other capacity. Provided, however, that Managers shall not receive compensation for their services as Managers except as authorized and approved at a meeting of the Members at which at least two-third (2/3) of the total votes shall be in attendance, and only with the affirmative vote and approval at such meeting of at least a majority of the Members.

         Section 8.12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if written consent, setting forth the action so taken, is signed by all the Managers or of such committee, and such consent shall have the same force and effect as a unanimous vote at a meeting.

         Section 8.13. Meetings by Conference Telephone. Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 8.14. Liability of Managers. No Manager of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment, decree, or order of the court.

         Section 8.15. Specific Power of Managers. The Managers shall have the authority to enter into and execute all documents in relation to the formation of the Company including, but not limited to, issuance of the Certificate of Formation and this Limited Liability Company Agreement.

                                   ARTICLE IX.

                                     NOTICES

         Section 9.1. Form of Notice. Whenever under the provisions of the Act, the Certificate of Formation or this Limited Liability Company Agreement notice is required to be given to any Manager or Member, and no provision is made as to how such notice shall be given, notice shall not be construed to mean personal notice only, but any such notice may also be given in writing, by mail, postage prepaid, addressed to such Manager or Member at such address as appears on the books of the Company, or by telecopy, telegraph or mailgram. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after it is deposited, postage prepaid, in the United States mail as aforesaid.

         Section 9.2. Waiver. Whenever any notice is required to be given to any Manager or Member of the Company under the provision of the Act, the Certificate of Formation or this Limited Liability Company Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE X.

                                    OFFICERS

         Any Manager may also serve as an officer of the Company. The Managers may designate one or more persons who are not Managers of the Company to serve as officers and may designate the titles of all officers. The initial officers of the Company shall be: Ken Shifrin, Chairman of the Board; David P. Bates, President; Teena Belcik, Vice President and Treasurer; Cheryl Williams, Vice
President, Secretary and Chief Financial Officer; and Brad Hummel, Vice President. Unless otherwise provided in a resolution of the Members or Managers the officers of the Company shall have the powers designated with respect to such offices under the Delaware Limited Liability Company Act, and any successor statute, as amended from time-to-time.

                                   ARTICLE XI.

                                    INDEMNITY

         Section 11.1. Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Company), by reason of the fact that such person is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another company, employee benefit plan, other enterprise, or other entity, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article XI. The right to indemnification under this Article XI shall be a contract right and shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of members or disinterested managers or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article XI by the Managers (pursuant to Section 8.9 hereof) or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

         Section 11.2. Indemnification Not Exclusive. The rights of indemnification and reimbursement provided for in this Article XI shall not be deemed exclusive of any other rights to which any such Manager, officer, employee or agent may be entitled under the Certificate of Formation, this Limited Liability Company Agreement, agreement or vote of Members, or as a matter of law or otherwise.

         Section  11.3.  Other  Indemnification  Clauses.   Notwithstanding  the
foregoing,   this  Article  XI  shall  not  be  construed  to   contradict   the
indemnification provisions of those certain Stock Purchase Agreements and related transaction documents, dated as of September 1, 1999 (the "Transaction Documents"), by and between Prime/BDR Acquisition, LLC, a Delaware limited liability company and certain of the shareholders of Horizon Vision Centers, Inc., a Nevada corporation, nor any contractual agreement between the parties thereto. Notwithstanding anything contained herein, this Article XI shall be ineffectual and shall not permit or require indemnification for all, or any, losses, costs, liabilities, claims or expenses arising, directly or indirectly, from any action or omission permitting or requiring indemnification under the Transaction Documents nor any other contractual agreement between the parties thereto; and in no event may any indemnity be allowed under this Agreement or pursuant to any provision of the Act for an amount paid or payable pursuant to the indemnification provisions of the Transaction Documents.

                                  ARTICLE XII.

                                  MISCELLANEOUS

     Section 12.1. Fiscal Year. The fiscal year of the Company shall be the calendar year.

     Section 12.2. Records. At the expense of the Company, the Managers shall maintain records and accounts of all operations of the Company. At a minimum, the Company shall keep at its principal place of business the following records:

     (a) A current list of the name and last known mailing address and Membership Interest of each Member;

     (b) A current list of the full name and business or residence address of each Manager;

                  (c) A copy of the Certificate of Formation and Limited Liability Company Agreement of the Company, and all amendments thereto, together with executed copies of any powers of attorney;

     (d) Copies of the Federal, state, and local income tax returns and reports for the Company's six most recent tax years; and

     (e) Correct and complete books and records of account of the Company maintained using the accrual method of accounting.

         Section 12.3. Seal. The Company may by resolution of the Managers adopt and have a seal, and said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Company shall have authority to affix the seal to any document requiring it.

     Section 12.4. Agents. Every Manager and Officer is an agent of the Company for the purpose of the business. The act of a Manager or Officer, including the execution in the name of the Company of any instrument for carrying on in the usual way the business of the Company, binds the Company.

         Section 12.5. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Company shall be signed by such officer, officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Managers. In the absence of such determination by the Mangers, such instruments shall be signed by the Treasurer or the Secretary and countersigned by the President or a Vice President of the Company, if the Company has such officers.

     Section 12.6. Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Managers may select.

     Section 12.7. Annual Statement. The Managers shall present at each annual meeting a full and clear statement of the business and condition of the Company.

         Section 12.8. Financial Statements. As soon as practicable after the end of each fiscal year of the Company, a balance sheet as at the end of such fiscal year, and a profit and loss statement for the period ended, shall be distributed to the Members, along with such tax information (including all information returns) as may be necessary for the preparation of each Member of its Federal, state and local income tax returns. The balance sheet and profit and loss statement referred to in the previous sentence may be as shown on the Company's federal income tax return.

         Section 12.9. Binding Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         Section 12.10. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                                  ARTICLE XIII.

                                   AMENDMENTS

         Section 13.1. Amendments. This Agreement may be altered, amended or repealed and a new limited liability company agreement may be adopted, only in accordance with the provisions of Section 8.9, but otherwise at any regular meeting or at any special meeting called for that purpose, or by execution of a written consent in accordance with the provisions of Section 3.8.

         Section 13.2. When Limited Liability Company Agreement Silent. It is expressly recognized that when the Limited Liability Company Agreement is silent or in conflict with the requirements of the Act as to the manner of performing any Company function, the provisions of the Act shall control.

                             Signature Page Follows

049999.0999  AUSTIN 181503 v9

                                SIGNATURE PAGE TO
                       LIMITED LIABILITY COMPANY AGREEMENT

         IN WITNESS WHEREOF, the undersigned Members hereby adopt this Limited Liability Company Agreement as the Limited Liability Company Agreement of the Company, effective as of the 1st day of April, 2000.

PRIME:                                         PRIME RVC, INC.


                                               By:
                                                    Printed Name:
                                                    Title:


OTHER MEMBERS:

                                                    David P. Bates III



                                                    Jane A. Bates


                                               JOHN ROBERT GRIFFIN, M.D. FAMILY
                                               REVOCABLE TRUST DATED
                                               FEBRUARY 8, 1991


                                         By:
                                            John Robert Griffin, M.D., Trustee

                                            Christian K. Kim, M.D.

                                            TRUST AGREEMENT DATED APRIL 12,
                                                   1989

                                         By:
                                            Mark R. Mandel, M.D., Trustee





                                            D. Brent Reed, M.D.



                                            Carellyn S. Reed

                                            Bradley J. Sandler, M.D.


                                            SEVERIN FAMILY TRUST


                                         By:
                                            Sanford L. Severin, M.D., Trustee


                                         STEPHEN AND ANDREA TURNER
                                              FAMILY TRUST


                                         By:
                                             Stephen G. Turner, M.D., Trustee



                                             Stephen Wilmarth, M.D.

                                             Robin J. Wagner



                             MEDICAL VISION TECHNOLOGY PROFIT SHARING PLAN, FOR
                               THE BENEFIT OF STEPHEN WILMARTH, M.D.


                                        By:  ________________________________
                                             Stephen Wilmarth, M.D., Trustee

049999.0999  AUSTIN 181503 v10

                                    EXHIBIT A

                               OWNERSHIP INTERESTS

           Name                                          Ownership Percentage

          Prime RVC, Inc.                                         60.00%











                   TOTAL                                         100.00%
                                                                 ========